Exhibit 99.1
FOR IMMEDIATE RELEASE

Contact:	M. Keith Waddell President and Chief Executive Officer (650) 234-6000

ROBERT HALF REPORTS FIRST-QUARTER FINANCIAL RESULTS

MENLO PARK, Calif., April 26, 2022 — Robert Half International Inc. (NYSE symbol: RHI) today reported revenues and earnings for the first quarter ended March 31, 2022.
For the quarter ended March 31, 2022, net income was $168 million, or $1.52 per share, on revenues of $1.815 billion. Net income for the prior year’s first quarter was $111 million, or $.98 per share, on revenues of $1.398 billion.

“We are very pleased to report another very strong quarter driven by a robust demand environment across the globe,” said M. Keith Waddell, president and chief executive officer of Robert Half. “First quarter revenues grew 30 percent, and net income grew 52 percent on a year-over-year basis. Our permanent placement talent solutions operations again led the way, achieving year-over-year revenue growth of 67 percent. Our contract talent solutions and Protiviti also continued to post very strong results, growing year-over-year revenues by 30 percent and 19 percent, respectively.

“We are proud to be recently named one of only a select few companies by FORTUNE as a Most Admired Company for 25 consecutive years, in addition to making Barron’s annual list of the 100 Most Sustainable Companies and Forbes' list of America's Best Employers for Diversity. This recognition would not be possible without the dedication and exemplary efforts of our employees across the globe,” Waddell concluded.

Robert Half management will conduct a conference call today at 5 p.m. EDT. The prepared remarks for this call are available now in the Investor Center of the Robert Half website (www.roberthalf.com/investor-center). Simply click on the Quarterly Conference Calls link. The dial-in number to listen to today’s conference call is 877-814-0475 (+1-706-643-9224 outside the United States). The password is “Robert Half.”
A taped recording of this call will be available for replay beginning at approximately 8 p.m. EDT on April 26 and ending at 11:59 p.m. EDT on May 24. The dial-in number for the replay is 855-859-2056 (+1-404-537-3406 outside the United States). To access the replay, enter conference ID# 9245126. The conference call also will be archived in audio format on the company’s website at www.roberthalf.com.
Robert Half is the world’s first and largest specialized talent solutions and business consulting firm that connects opportunities at great companies with highly skilled job seekers. The Company offers contract and permanent placement talent solutions for finance and accounting, technology, marketing and creative, legal, and administrative and customer support roles.
Named to FORTUNE’s World’s Most Admired Companies®, the Bloomberg Gender-Equality Index and Forbes’ list of America’s Best Employers for Diversity, Robert Half is the parent company of Protiviti, a global consulting firm that provides internal audit, risk, business and technology consulting solutions.

Robert Half has operations in more than 400 locations worldwide.

Certain information contained in this press release and its attachments may be deemed forward-looking statements regarding events and financial trends that may affect the Company’s future operating results or financial positions. These statements may be identified by words such as “estimate”, “forecast”, “project”, “plan”, “intend”, “believe”, “expect”, “anticipate”, or variations or negatives thereof, or by similar or comparable words or phrases. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the statements.

These risks and uncertainties include, but are not limited to, the following: changes to or new interpretations of U.S. or international tax regulations; the global financial and economic situation; the duration and impact of the COVID-19 pandemic and efforts to mitigate its spread; changes in levels of unemployment and other economic conditions in the United States or foreign countries where the Company does business, or in particular regions or industries; reduction in the supply of candidates for contract employment or the Company’s ability to attract candidates; the entry of new competitors into the marketplace or expansion by existing competitors; the ability of the Company to maintain existing client relationships and attract new clients in the context of changing economic or competitive conditions; the impact of competitive pressures, including any change in the demand for the Company’s services; the Company’s ability to maintain its margins; the possibility of the Company incurring liability for its activities, including the activities of its contract employees, or for events impacting its contract employees on clients’ premises; the possibility that adverse publicity could impact the Company’s ability to attract and retain clients and candidates; the success of the Company in attracting, training, and retaining qualified management personnel and other staff employees; the Company’s ability to comply with governmental regulations affecting personnel services businesses in particular or employer/employee relationships in general; whether there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; the Company’s reliance on short-term contracts for a significant percentage of its business; litigation relating to prior or current transactions or activities, including litigation that may be disclosed from time to time in the Company’s SEC filings; the ability of the Company to manage its international operations and comply with foreign laws and regulations; the impact of fluctuations in foreign currency exchange rates; the possibility that the additional costs the Company will incur as a result of healthcare reform legislation may adversely affect the Company’s profit margins or the demand for the Company’s services; the possibility that the Company’s computer and communications hardware and software systems could be damaged or their service interrupted; and the possibility that the Company may fail to maintain adequate financial and management controls and as a result suffer errors in its financial reporting.

Additionally, with respect to Protiviti, other risks and uncertainties include the fact that future success will depend on its ability to retain employees and attract clients; there can be no assurance that there will be ongoing demand for broad-based consulting, regulatory compliance, technology services, public sector or other high-demand advisory services; failure to produce projected revenues could adversely affect financial results; and there is the possibility of involvement in litigation relating to prior or current transactions or activities.
Because long-term contracts are not a significant part of the Company’s business, future results cannot be reliably predicted by considering past trends or extrapolating past results. The Company undertakes no obligation to update information contained in this release.
A copy of this release is available at www.roberthalf.com/investor-center.

ATTACHED:	Summary of Operations Supplemental Financial Information Non-GAAP Financial Measures

ROBERT HALF INTERNATIONAL INC.
SUMMARY OF OPERATIONS
(in thousands, except per share amounts)

	Quarter Ended March 31,
	2022	2021
	(Unaudited)

Service revenues	$1,814,834	$1,398,380
Costs of services	1,042,988	836,669

Gross margin	771,846	561,711

Selling, general and administrative expenses	514,194	423,062
(Income) loss from investments held in employee deferred compensation trusts (which is completely offset by related costs and expenses)	30,001	(11,988)
Amortization of intangible assets	417	576
Interest income, net	(166)	(45)

Income before income taxes	227,400	150,106
Provision for income taxes	59,161	39,508

Net income	$168,239	$110,598

Diluted net income per share	$1.52	$.98

Shares:
Basic	109,218	111,424
Diluted	110,591	112,496

ROBERT HALF INTERNATIONAL INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	Quarter Ended March 31,
	2022	2021
	(Unaudited)
SELECTED CASH FLOW INFORMATION:
Depreciation	$11,080	$13,962
Capitalized cloud computing implementation costs	$9,464	$8,488
Capital expenditures	$14,987	$9,739
Open market repurchases of common stock (shares)	475	797

	March 31,
	2022	2021
	(Unaudited)
SELECTED BALANCE SHEET INFORMATION:
Cash and cash equivalents	$550,330	$497,930
Accounts receivable, net	$1,071,608	$799,673
Total assets	$2,950,766	$2,565,169
Total current liabilities	$1,289,031	$1,076,586
Total stockholders’ equity	$1,452,768	$1,197,699

ROBERT HALF INTERNATIONAL INC.
SUPPLEMENTAL FINANCIAL INFORMATION (UNAUDITED)
(in thousands)

The Company recently completed a multiyear process to unify its family of Robert Half endorsed divisional brands to one single specialized brand, Robert Half. This simplifies the Company's go-to-market brand structure for clients and candidates and provides leverage for greater brand awareness and allows future flexibility to expand the Company's existing practice groups without the need for new brands. In Q1 2022, the Company's financial disclosures for contract talent solutions (formerly temporary and consultant staffing) are based on functional specialization rather than the previously branded divisions. The functional specializations are: finance and accounting, administrative and customer support, and technology. Finance and accounting combines the former Accountemps and Robert Half Management Resources, administrative and customer support was previously Office Team, and technology was formerly Robert Half Technology. Protiviti and permanent placement talent solutions continue to be reported separately. What was previously referred to as staffing operations is now referred to as talent solutions. There is no change to the underlying business operations or organization.

The Company's presentation of service revenues for finance and accounting, administrative and customer support, and technology include intersegment revenues from services provided to Protiviti in connection with the Company’s blended business solutions. This is how the Company measures and manages these businesses internally. The combined amount of divisional intersegment revenues with Protiviti are aggregated and then eliminated as a single line item. The Company has prepared the below schedule to provide readers with historical comparative information to better evaluate the related trends.

	2020				2021				2022
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1
SERVICE REVENUES:
Finance and accounting	$701,762	$496,573	$506,515	$552,116	$600,387	$663,892	$732,365	$768,204	$801,690
Administrative and customer support	239,979	136,299	173,685	214,985	220,467	263,192	279,370	295,872	284,906
Technology	196,652	162,028	161,007	175,730	172,239	194,233	215,500	213,414	213,327
Elimination of intersegment revenues	(46,273)	(41,514)	(59,816)	(92,393)	(103,818)	(143,036)	(172,534)	(161,004)	(144,200)
Total contract talent solutions	1,092,120	753,386	781,391	850,438	889,275	978,281	1,054,701	1,116,486	1,155,723
Permanent placement talent solutions	120,489	71,030	87,203	91,387	111,703	143,640	156,444	158,133	186,782
Protiviti	294,082	283,910	321,303	362,261	397,402	458,660	501,421	495,298	472,329
Total service revenues	$1,506,691	$1,108,326	$1,189,897	$1,304,086	$1,398,380	$1,580,581	$1,712,566	$1,769,917	$1,814,834

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
The financial results of Robert Half International Inc. (the “Company”) are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and the rules of the SEC. To help readers understand the Company’s financial performance, the Company supplements its GAAP financial results with the following non-GAAP measures: adjusted gross margin; adjusted selling, general and administrative expense; segment income; combined segment income; and as adjusted revenue growth rates.
The following measures: adjusted gross margin; adjusted selling, general and administrative expense; and segment income include gains and losses on investments held to fund the Company’s obligations under employee deferred compensation plans. The Company provides these measures because they are used by management to review its operational results.
Combined segment income is income before income taxes, adjusted for interest income, net and amortization of intangible assets. The Company provides combined segment income because it is how management evaluates segment performance.
Variations in the Company’s financial results include the impact of changes in foreign currency exchange rates and billing days. The Company provides “as adjusted” revenue growth calculations to remove the impact of these items. These calculations show the year-over-year revenue growth rates for the Company’s functional specializations and segments on both a reported basis and also on an as adjusted basis for global, U.S. and international operations. This information is presented for each of the six most recent quarters. The Company has provided this data because it focuses on the Company’s revenue growth rates attributable to operating activities and aids in evaluating revenue trends over time. The Company expresses year-over-year revenue changes as calculated percentages using the same number of billing days and constant currency exchange rates.
In order to calculate constant currency revenue growth rates, as reported amounts are retranslated using foreign currency exchange rates from the prior year’s comparable period. Management then calculates a global, weighted-average number of billing days for each reporting period based upon input from all countries and all functional specializations and segments. In order to remove the fluctuations caused by comparable periods having different billing days, the Company calculates same billing day revenue growth rates by dividing each comparative period’s reported revenues by the calculated number of billing days for that period to arrive at a per billing day amount. Same billing day growth rates are then calculated based upon the per billing day amounts. The term “as adjusted” means that the impact of different billing days and currency fluctuations are removed from the revenue growth rate calculation.
The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies may calculate such financial results differently. The Company’s non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is provided on the following pages.

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED SUMMARY OF OPERATIONS RECONCILIATION (UNAUDITED)
(in thousands)

	Quarter Ended March 31,						Relationships
	2022			2021			2022	2021	2022	2021
	Reported	Adjustments	Adjusted (1)	Reported	Adjustments	Adjusted (1)	Reported		Adjusted
SERVICE REVENUES:
Finance and accounting	$801,690	$—	$801,690	$600,387	$—	$600,387	44.2%	42.9%	44.2%	42.9%
Administrative and customer support	284,906	—	284,906	220,467	—	220,467	15.7%	15.8%	15.7%	15.8%
Technology	213,327	—	213,327	172,239	—	172,239	11.7%	12.3%	11.7%	12.3%
Elimination of intersegment revenues	(144,200)	—	(144,200)	(103,818)	—	(103,818)	(7.9%)	(7.4%)	(7.9%)	(7.4%)
Total contract talent solutions	1,155,723	—	1,155,723	889,275	—	889,275	63.7%	63.6%	63.7%	63.6%
Permanent placement talent solutions	186,782	—	186,782	111,703	—	111,703	10.3%	8.0%	10.3%	8.0%
Protiviti	472,329	—	472,329	397,402	—	397,402	26.0%	28.4%	26.0%	28.4%
Total service revenues	$1,814,834	$—	$1,814,834	$1,398,380	$—	$1,398,380	100.0%	100.0%	100.0%	100.0%

GROSS MARGIN:
Contract talent solutions	$461,861	$—	$461,861	$344,931	$—	$344,931	40.0%	38.8%	40.0%	38.8%
Permanent placement talent solutions	186,449	—	186,449	111,498	—	111,498	99.8%	99.8%	99.8%	99.8%
Protiviti	123,536	(3,846)	119,690	105,282	1,688	106,970	26.2%	26.5%	25.3%	26.9%
Total	$771,846	$(3,846)	$768,000	$561,711	$1,688	$563,399	42.5%	40.2%	42.3%	40.3%

SELLING GENERAL AND ADMINISTRATIVE EXPENSE:
Contract talent solutions	$305,334	$23,281	$328,615	$278,547	$(9,151)	$269,396	26.4%	31.3%	28.4%	30.3%
Permanent placement talent solutions	146,247	2,874	149,121	94,867	(1,149)	93,718	78.3%	84.9%	79.8%	83.9%
Protiviti	62,613	—	62,613	49,648	—	49,648	13.3%	12.5%	13.3%	12.5%
Total	$514,194	$26,155	$540,349	$423,062	$(10,300)	$412,762	28.3%	30.3%	29.8%	29.5%

OPERATING/SEGMENT INCOME:
Contract talent solutions	$156,527	$(23,281)	$133,246	$66,384	$9,151	$75,535	13.5%	7.5%	11.5%	8.5%
Permanent placement talent solutions	40,202	(2,874)	37,328	16,631	1,149	17,780	21.5%	14.9%	20.0%	15.9%
Protiviti	60,923	(3,846)	57,077	55,634	1,688	57,322	12.9%	14.0%	12.1%	14.4%
Total	$257,652	$(30,001)	$227,651	$138,649	$11,988	$150,637	14.2%	9.9%	12.5%	10.8%
(Income) loss from investments held in employee deferred compensation trusts	30,001	(30,001)	—	(11,988)	11,988	—	1.7%	(0.9%)	—	—
Amortization of intangible assets	417	—	417	576	—	576	0.0%	0.1%	0.0%	0.1%
Interest income, net	(166)	—	(166)	(45)	—	(45)	0.0%	0.0%	0.0%	0.0%
Income before income taxes	$227,400	$—	$227,400	$150,106	$—	$150,106	12.5%	10.7%	12.5%	10.7%
(1) Changes in the Company’s deferred compensation obligations are included in selling, general and administrative expense or, in the case of Protiviti, costs of services, while the related investment (income) loss is presented separately. The non-GAAP financial measures shown in the table above are adjusted to reclassify investment (income) loss from investments held in employee deferred compensation trusts to the same line item, which includes the corresponding change in obligation. These adjustments have no impact to income before income taxes.

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
COMBINED SEGMENT INCOME RECONCILIATION (UNAUDITED):

	Quarter Ended March 31,
	2022	2021

Income before income taxes	$227,400	$150,106
Interest income, net	(166)	(45)
Amortization of intangible assets	417	576
Combined segment income	$227,651	$150,637

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATES (%) (UNAUDITED):

	Year-Over-Year Growth Rates (As Reported)						Non-GAAP Year-Over-Year Growth Rates (As Adjusted)
	2020	2021				2022	2020	2021				2022
	Q4	Q1	Q2	Q3	Q4	Q1	Q4	Q1	Q2	Q3	Q4	Q1
Global
Finance and accounting	-21.1	-14.4	33.7	44.6	39.1	33.5	-21.6	-14.5	31.0	43.5	39.8	34.6
Administrative and customer support	-17.0	-8.1	93.1	60.8	37.6	29.2	-18.2	-8.7	89.5	60.0	38.4	30.5
Technology	-11.4	-12.4	19.9	33.8	21.4	23.9	-11.9	-12.4	17.9	33.1	21.8	24.6
Elimination of intersegment revenues (1)	81.6	124.4	244.5	188.4	74.3	38.9	81.5	127.3	240.9	187.5	75.1	40.1
Total contract talent solutions	-23.1	-18.6	29.9	35.0	31.3	30.0	-23.8	-18.9	27.2	34.0	31.9	31.0
Permanent placement talent solutions	-27.7	-7.3	102.2	79.4	73.0	67.2	-28.5	-8.1	96.9	77.7	73.8	68.8
Total talent solutions	-23.6	-17.5	36.1	39.4	35.3	34.1	-24.3	-17.8	33.2	38.4	36.0	35.2
Protiviti	18.9	35.1	61.6	56.1	36.7	18.9	17.9	34.7	58.8	55.1	37.4	20.0
Total	-15.2	-7.2	42.6	43.9	35.7	29.8	-15.9	-7.6	39.7	42.9	36.3	30.9

United States
Contract talent solutions	-24.1	-20.3	27.5	35.5	33.4	33.4	-23.9	-19.4	27.7	35.5	33.6	33.4
Permanent placement talent solutions	-31.3	-12.4	109.3	85.1	78.6	78.3	-31.0	-11.4	109.6	85.1	78.9	78.3
Total talent solutions	-24.8	-19.6	33.6	40.0	37.2	37.8	-24.6	-18.6	33.8	40.0	37.4	37.8
Protiviti	22.9	35.5	62.6	53.7	31.7	17.0	23.3	37.1	62.8	53.7	31.9	17.0
Total	-15.3	-8.7	41.1	43.8	35.6	31.7	-15.0	-7.6	41.3	43.8	35.8	31.7

International
Contract talent solutions	-19.3	-12.3	38.6	33.0	24.0	18.5	-23.5	-17.0	25.1	29.1	26.3	23.5
Permanent placement talent solutions	-19.3	5.2	87.8	67.3	61.9	44.7	-23.0	0.3	70.5	62.1	64.0	50.0
Total talent solutions	-19.3	-10.1	44.8	37.7	29.2	22.5	-23.4	-14.8	30.9	33.7	31.6	27.5
Protiviti	4.3	33.8	57.6	65.9	58.3	26.2	-1.7	26.1	43.5	61.4	61.2	32.3
Total	-14.7	-2.0	48.0	44.3	36.2	23.4	-19.2	-7.2	33.9	40.1	38.6	28.7
(1) Service revenues for finance and accounting, administrative and customer support and technology include intersegment revenues, which represent revenues from services provided to Protiviti in connection with the Company’s blended business solutions. Intersegment revenues for each functional specialization are aggregated and then eliminated as a single line item.
The non-GAAP financial measures included in the table above adjust for the following items:
Foreign Currency Translation. The “As Reported” revenue growth rates are based upon reported revenues, which include the impact of changes in foreign currency exchange rates. In order to calculate “Constant Currency” revenue growth rates, as reported amounts are retranslated using foreign exchange rates from the prior year’s comparable period.
Billing Days. The “As Reported” revenue growth rates are based upon reported revenues. Management calculates a global, weighted-average number of billing days for each reporting period based upon inputs from all countries and all functional specializations. In order to remove the fluctuations caused by comparable periods having different billing days, the Company calculates “same billing day” revenue growth rates by dividing each comparative period’s reported revenues by the calculated number of billing days for that period to arrive at a “per billing day” amount. The “same billing day” growth rates are then calculated based upon the “per billing day” amounts.
The term “As Adjusted” means that the impact of different billing days and constant currency fluctuations are removed from the revenue growth rate calculation. A reconciliation of the non-GAAP year-over-year revenue growth rates to the “As Reported” year-over-year revenue growth rates is included herein, on Pages 10-12.

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – GLOBAL
	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022
Finance and accounting
As Reported	-21.1	-14.4	33.7	44.6	39.1	33.5
Billing Days Impact	-0.3	0.7	-0.4	-0.3	0.3	-0.2
Currency Impact	-0.2	-0.8	-2.3	-0.8	0.4	1.3
As Adjusted	-21.6	-14.5	31.0	43.5	39.8	34.6
Administrative and customer support
As Reported	-17.0	-8.1	93.1	60.8	37.6	29.2
Billing Days Impact	-0.1	1.1	0.0	-0.2	0.1	-0.2
Currency Impact	-1.1	-1.7	-3.6	-0.6	0.7	1.5
As Adjusted	-18.2	-8.7	89.5	60.0	38.4	30.5
Technology
As Reported	-11.4	-12.4	19.9	33.8	21.4	23.9
Billing Days Impact	0.0	1.1	0.0	-0.1	0.1	-0.2
Currency Impact	-0.5	-1.1	-2.0	-0.6	0.3	0.9
As Adjusted	-11.9	-12.4	17.9	33.1	21.8	24.6
Elimination of intersegment revenues
As Reported	81.6	124.4	244.5	188.4	74.3	38.9
Billing Days Impact	-0.1	2.7	0.0	-0.4	0.1	-0.2
Currency Impact	0.0	0.2	-3.6	-0.5	0.7	1.4
As Adjusted	81.5	127.3	240.9	187.5	75.1	40.1
Total contract talent solutions
As Reported	-23.1	-18.6	29.9	35.0	31.3	30.0
Billing Days Impact	0.0	1.0	0.0	-0.2	0.1	-0.2
Currency Impact	-0.7	-1.3	-2.7	-0.8	0.5	1.2
As Adjusted	-23.8	-18.9	27.2	34.0	31.9	31.0
Permanent placement talent solutions
As Reported	-27.7	-7.3	102.2	79.4	73.0	67.2
Billing Days Impact	0.0	1.1	0.0	-0.2	0.1	-0.3
Currency Impact	-0.8	-1.9	-5.3	-1.5	0.7	1.9
As Adjusted	-28.5	-8.1	96.9	77.7	73.8	68.8
Total talent solutions
As Reported	-23.6	-17.5	36.1	39.4	35.3	34.1
Billing Days Impact	0.0	1.1	0.0	-0.2	0.2	-0.2
Currency Impact	-0.7	-1.4	-2.9	-0.8	0.5	1.3
As Adjusted	-24.3	-17.8	33.2	38.4	36.0	35.2
Protiviti
As Reported	18.9	35.1	61.6	56.1	36.7	18.9
Billing Days Impact	0.0	1.6	0.0	-0.3	0.2	-0.2
Currency Impact	-1.0	-2.0	-2.8	-0.7	0.5	1.3
As Adjusted	17.9	34.7	58.8	55.1	37.4	20.0
Total
As Reported	-15.2	-7.2	42.6	43.9	35.7	29.8
Billing Days Impact	0.0	1.1	0.0	-0.2	0.1	-0.2
Currency Impact	-0.7	-1.5	-2.9	-0.8	0.5	1.3
As Adjusted	-15.9	-7.6	39.7	42.9	36.3	30.9

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – UNITED STATES
	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022
Contract talent solutions
As Reported	-24.1	-20.3	27.5	35.5	33.4	33.4
Billing Days Impact	0.2	0.9	0.2	0.0	0.2	0.0
Currency Impact	―	―	―	―	―	―
As Adjusted	-23.9	-19.4	27.7	35.5	33.6	33.4

Permanent placement talent solutions
As Reported	-31.3	-12.4	109.3	85.1	78.6	78.3
Billing Days Impact	0.3	1.0	0.3	0.0	0.3	0.0
Currency Impact	―	―	―	―	―	―
As Adjusted	-31.0	-11.4	109.6	85.1	78.9	78.3

Total talent solutions
As Reported	-24.8	-19.6	33.6	40.0	37.2	37.8
Billing Days Impact	0.2	1.0	0.2	0.0	0.2	0.0
Currency Impact	―	―	―	―	―	―
As Adjusted	-24.6	-18.6	33.8	40.0	37.4	37.8

Protiviti
As Reported	22.9	35.5	62.6	53.7	31.7	17.0
Billing Days Impact	0.4	1.6	0.2	0.0	0.2	0.0
Currency Impact	―	―	―	―	―	―
As Adjusted	23.3	37.1	62.8	53.7	31.9	17.0

Total
As Reported	-15.3	-8.7	41.1	43.8	35.6	31.7
Billing Days Impact	0.3	1.1	0.2	0.0	0.2	0.0
Currency Impact	―	―	―	―	―	―
As Adjusted	-15.0	-7.6	41.3	43.8	35.8	31.7

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – INTERNATIONAL
	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022
Contract talent solutions
As Reported	-19.3	-12.3	38.6	33.0	24.0	18.5
Billing Days Impact	-1.0	1.4	-0.8	-0.5	0.1	-0.4
Currency Impact	-3.2	-6.1	-12.7	-3.4	2.2	5.4
As Adjusted	-23.5	-17.0	25.1	29.1	26.3	23.5

Permanent placement talent solutions
As Reported	-19.3	5.2	87.8	67.3	61.9	44.7
Billing Days Impact	-1.0	1.7	-1.1	-0.6	0.1	-0.5
Currency Impact	-2.7	-6.6	-16.2	-4.6	2.0	5.8
As Adjusted	-23.0	0.3	70.5	62.1	64.0	50.0

Total talent solutions
As Reported	-19.3	-10.1	44.8	37.7	29.2	22.5
Billing Days Impact	-1.0	1.5	-0.8	-0.5	0.2	-0.4
Currency Impact	-3.1	-6.2	-13.1	-3.5	2.2	5.4
As Adjusted	-23.4	-14.8	30.9	33.7	31.6	27.5

Protiviti
As Reported	4.3	33.8	57.6	65.9	58.3	26.2
Billing Days Impact	-1.4	2.1	-0.8	-0.7	0.1	-0.5
Currency Impact	-4.6	-9.8	-13.3	-3.8	2.8	6.6
As Adjusted	-1.7	26.1	43.5	61.4	61.2	32.3

Total
As Reported	-14.7	-2.0	48.0	44.3	36.2	23.4
Billing Days Impact	-1.1	1.6	-0.9	-0.6	0.1	-0.4
Currency Impact	-3.4	-6.8	-13.2	-3.6	2.3	5.7
As Adjusted	-19.2	-7.2	33.9	40.1	38.6	28.7